Exhibit 10.4























                               OPERATING AGREEMENT

                                       OF

                             CRESCENT RED CAPS, LLC,
                       a Nevada Limited Liability Company

                                                                    Exhibit 10.4

                                TABLE OF CONTENTS


1.       FORMATION AND NAME........................................................................1

2.       PRINCIPAL OFFICE/REGISTERED OFFICE........................................................1
         Section 2.1       Principal Office........................................................1
         Section 2.2       Registered Office.......................................................1

3.       PURPOSE AND POWERS........................................................................1
         Section 3.1       Purposes................................................................1
         Section 3.2       Powers..................................................................2
         Section 3.3       Ownership of Company Property...........................................2

4.       TERM......................................................................................2

5.       MANAGEMENT................................................................................2
         Section 5.1       Number of Manager.......................................................2
         Section 5.2       Election and Term of Manager............................................2
         Section 5.3       Removal, Resignation and Vacancies......................................2
         Section 5.4       General Obligations.....................................................3
         Section 5.5       General Authority.......................................................3
         Section 5.6       Scope of Duties.........................................................5
         Section 5.7       Limitation of Liability of Manager......................................5
         Section 5.8       Binding Authority.......................................................6
         Section 5.9       Restrictions on Manager Authority.......................................6
         Section 5.10      Waiver of Self-Dealing..................................................7

6.       PAYMENTS TO Manager.......................................................................8
         Section 6.1       Reimbursement of Expenses...............................................8
         Section 6.2       Compensation for Services...............................................8

7.       RIGHTS AND RESTRICTIONS OF MEMBERS........................................................8
         Section 7.1       Rights of Members.......................................................8
         Section 7.2       Restrictions on Members.................................................8
         Section 7.3       Withdrawal of Member not Permitted......................................9
         Section 7.4       Other Breaches by Member................................................9
         Section 7.5       Limitation of Liability................................................10
         Section 7.6       Other Investment Activities of Members.................................10
         Section 7.7       Admission of New Members...............................................10

8.       MEETINGS.................................................................................10
         Section 8.1       Annual Meetings........................................................10
         Section 8.2       Special Meetings.......................................................11
         Section 8.3        Notice................................................................11








                                        i
                                                                    Exhibit 10.4

         Section 8.4       Waiver of Notice.......................................................11
         Section 8.5       Adjourned Meetings and Notice Thereof..................................11
         Section 8.6       Action by the Members Meetings; Quorum; Majority.......................11
         Section 8.7       Action by Written Consent..............................................12
         Section 8.8       Participation by Conference Telephone..................................12
         Section 8.9       Place of Meeting of Members............................................12

9.       CAPITAL CONTRIBUTIONS AND MEMBER'S INTERESTS.............................................12
         Section 9.1       Initial Capital Contributions..........................................12
         Section 9.2       Membership Interest....................................................12
         Section 9.3       Optional Contributions.................................................12
         Section 9.4       Required Contributions.................................................12
         Section 9.5       Remedies if Member Fails to Make Required Capital Contribution.........12
         Section 9.6       Delinquent Member Grants Security Interest in Company Interest.........13
         Section 9.7       No Right to Demand Return of Capital Contribution......................14

10.      CAPITAL ACCOUNTS.........................................................................14
         Section 10.1      Composition of Capital Account.........................................14
         Section 10.2      Capital  Account of Transferred Membership Interest....................15
         Section 10.3      No Deficit Restoration Obligation......................................15

11.      PROFITS AND LOSSES.......................................................................15
         Section 11.1      Net Profits and Losses.................................................15
         Section 11.2      Special Allocations....................................................15
         Section 11.3      Curative Allocations...................................................16
         Section 11.4      Transfers  During Taxable Year.........................................17
         Section 11.5      Right  to Use Alternative Method of Allocation.........................17

12.      INTEREST AND COMPENSATION, LOANS.........................................................17
         Section 12.1      Interest and Compensation..............................................17
         Section 12.2      Loans..................................................................17

13.      DISTRIBUTIONS TO MEMBERS.................................................................18
         Section 13.1      Distributable Cash.....................................................18
         Section 13.2      Restrictions on Distributions..........................................18
         Section 13.3      Allocation of Distributions............................................19
         Section 13.4      Amounts not Withdrawn..................................................19

14.      RESTRICTIONS ON TRANSFER OF A MEMBER'S INTEREST..........................................19
         Section 14.1      Conditions to Transfer.................................................19
         Section 14.2      Company's Unilateral Option to Purchase Interest.......................19
         Section 14.3      Admission of Substitute Members........................................20
         Section 14.4      Permitted Transfers....................................................21
         Section 14.5      Transfer Upon Death of Member..........................................21
         Section 14.6      Purchase Price.........................................................22













                                        ii
                                                                    Exhibit 10.4

         Section 14.7      Payment Terms..........................................................22
         Section 14.8      Nonrecognition of an Unauthorized Transfer.............................23
         Section 14.9      Governmental Approvals.................................................23

15.      DISSOLUTION AND LIQUIDATION..............................................................23
         Section 15.1      Events Requiring Dissolution...........................................23
         Section 15.2      Liquidation............................................................23
         Section 15.3      Manager's Powers During Liquidation....................................23
         Section 15.4      Distribution of Assets.................................................24
         Section 15.5      Gains or Losses........................................................24
         Section 15.6      Compliance with Timing Requirements of Treasury Regulation.............25
         Section 15.7      Accounting.............................................................25
         Section 15.8      Rights of Lenders......................................................25

16.
         INDEMNIFICATION..........................................................................25
         Section 16.1      Indemnification of Member, Employee or Agent: Proceeding Other than by Company.............................................................25
         Section 16.2      Indemnification of Member, Employee or Agent: Proceeding
                           by Company.............................................................25
         Section 16.3      Advance of Expenses....................................................26
         Section 16.4      Determination of Indemnification.......................................26
         Section 16.5      Cooperation of Indemnitee..............................................26
         Section 16.6      Non-Exclusivity........................................................27
         Section 16.7      Insurance..............................................................27
         Section 16.8      Additional Indemnification.............................................27

17.      COMPANY RECORDS AND REPORTS..............................................................27
         Section 17.1      Books and Records......................................................27

18.      ALTERNATIVE DISPUTE RESOLUTION...........................................................28
         Section 18.1      Agreement to Use Procedure.............................................28
         Section 18.2      Initiation of Procedure................................................28
         Section 18.3      Direct Negotiations....................................................29
         Section 18.4      Mediator Selection.....................................................29
         Section 18.5      Mediation Time and Place...............................................29
         Section 18.6      Information Exchange...................................................29
         Section 18.7      Summary of Views.......................................................29
         Section 18.8      Parties to be Represented..............................................30
         Section 18.9      Conduct of Mediation...................................................30
         Section 18.10     Termination of Procedure...............................................30
         Section 18.11     Arbitration............................................................31
         Section 18.12     Mediation Fees; Disqualification.......................................31
         Section 18.13     Confidentiality........................................................31

19.      MISCELLANEOUS PROVISIONS.................................................................31












                                       iii
                                                                    Exhibit 10.4

         Section 19.1      Agreement to Perform Necessary Acts....................................31
         Section 19.2      Amendments.............................................................31
         Section 19.3      Notices................................................................32
         Section 19.4      Binding Effect.........................................................32
         Section 19.5      Severability...........................................................32
         Section 19.6      Governing Law..........................................................32
         Section 19.7      Foreign Qualification..................................................33
         Section 19.8      Federal Law Disclosure and Limitations.................................33
         Section 19.9      Tax Matters............................................................33
         Section 19.10     Counterparts...........................................................33
         Section 19.11     Headings, Gender and Number............................................34
         Section 19.12     Construction...........................................................34
         Section 19.13     Waiver.................................................................34
         Section 19.14     Attorney's Fees........................................................34
         Section 19.15     Creditors..............................................................34
         Section 19.16     Offset.................................................................34
         Section 19.17     Disclosure.............................................................34
         Section 19.18     Complete Agreement.....................................................35

20.      DEFINITIONS..............................................................................35
         Section 20.1      The Act................................................................35
         Section 20.2      Additional Proceedings.................................................35
         Section 20.3      Agreement..............................................................35
         Section 20.4      Code...................................................................35
         Section 20.5      Company................................................................36
         Section 20.6      Default Interest Rate..................................................36
         Section 20.7      Delinquent Member......................................................36
         Section 20.8      Determination Date.....................................................36
         Section 20.9      Dispute................................................................36
         Section 20.10     Distributable Cash.....................................................36
         Section 20.11     Effective Date.........................................................36
         Section 20.12     Initiating Party.......................................................36
         Section 20.13     Interest...............................................................36
         Section 20.14     Interest Holder........................................................37
         Section 20.15     Lending Member.........................................................37
         Section 20.16     Manager................................................................37
         Section 20.17     Member.................................................................37
         Section 20.18     Membership Interest....................................................37
         Section 20.19     Net Losses.............................................................37
         Section 20.20     Net Profits............................................................37
         Section 20.21     Qualified Appraiser....................................................37
         Section 20.22     Payment Terms..........................................................37
         Section 20.23     Procedure..............................................................37
         Section 20.24     Purchase Price.........................................................37
         Section 20.25     Regulations............................................................37













                                       iv
                                                                    Exhibit 10.4

         Section 20.26     Responding Party.......................................................38
         Section 20.27     Transferee.............................................................38
         Section 20.28     Transferring Member....................................................38
         Section 20.29     Valuation Date.........................................................38





















































                                       iv
                                                                    Exhibit 10.4

                               OPERATING AGREEMENT

                                       OF

                             Crescent Red Caps, LLC,
                       a Nevada Limited Liability Company


         This Operating Agreement (the "Agreement") is entered by and among the undersigned Members and Manager who have formed a limited liability company (the "Company") to be governed according to the terms and conditions as hereinafter set forth.

         1.       FORMATION AND NAME
                  ------------------

         On February 9, 2006, the Members formed the Company by causing an organizer to file Articles of Organization pursuant to Chapter 86 of the Nevada Revised Statutes, as amended (the "Act"), under the Company name of Crescent Red Caps, LLC. The Members hereby approve and ratify the Articles of Organization and all actions of the Organizer in preparing and filing the same. The effective date of this Agreement (the "Effective Date") shall be the date this Agreement is signed by the Members and Manager.

         2.       PRINCIPAL OFFICE/REGISTERED OFFICE
                  ----------------------------------

         Section 2.1 Principal Office. The principal office of the Company in the State of Nevada shall be established at location as shall be determined by the Manager from time to time. The Company may have such other offices, either within or without the State of Nevada, as the Manager may designate or as the business of the Company may from time to time require.

         Section 2.2 Registered Office. The address of the initial registered office of the Company is 300 West 2nd Street, Carson City, Nevada 89703, and the Registered Agent at such address is Peter Smith, Esq. The registered office and agent may be changed from time to time by action of the Manager and by filing the prescribed form with the Nevada Secretary of State.

         3.       PURPOSE AND POWERS
                  ------------------

         Section 3.1 Purposes. The Company is formed primarily for the purpose of exploration, development, financing, and mining of the certain mining claims commonly referred to as the "Crescent Valley" and "Red Caps" claims which are located in Lander County, Nevada and are more particularly described in Exhibit A hereof (the "Claims"), and to engage in any and all activities related or incident thereto. Nevertheless, the authorized activities of the Company are not intended to be limited solely to its primary purpose, and the Company is more generally authorized to engage in any and all business activities permitted by the Articles of Organization and the Act.

         Section 3.2 Powers. The Company shall have all the powers granted to a limited



                                        1
                                                                    Exhibit 10.4
liability company under the laws of the State of Nevada. If the Company qualifies to do business in a foreign jurisdiction, the Company may transact all business permitted in that jurisdiction.

         Section 3.3 Ownership of Company Property. All Company property will be owned by and in the Company's name. Each Member expressly waives any right to require partition of any Company property. The Members will execute any documents necessary to reflect the Company's ownership of all Company property and will record the documents in the public offices that may be necessary or desirable in the Manager's discretion. No Member may demand or receive Company property other than cash in return for the Member's contribution.

         4.       TERM
                  ----

         The Company shall commence its existence on the date its Articles of Organization are filed with the Nevada Secretary of State. The term of the Company shall be perpetual, and the Company shall dissolve only as specified in the Articles of Organization.

         5.       MANAGEMENT
                  ----------

         Section 5.1 Designation of Manager. The Company shall be managed by one
(1) Manager. A Manager need not be a Member. Until its successor is elected and qualified pursuant to the terms of this Agreement, the Manager of the Company shall be Newgold, Inc., a Delaware corporation.

         Section 5.2 Removal, Resignation and Vacancies. If Newgold, Inc. fails to make its capital contributions when due within a grace period of forty-five
(45) days, then Newgold, Inc. may be removed upon the written request of the remaining Members other than Newgold, Inc. Any successor Manager who is not Newgold, Inc. may be removed from office with or without cause by the affirmative vote of the Members holding a majority of the Membership Interests. Any Manager may resign as a Manager at any time by giving written notice to the Members. Any such resignation shall take effect on the date of the receipt of such notice or any later time specified therein. Unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. The Members, and only the Members, may fill any vacancy in the office of any Manager by the affirmative vote or written consent of Members holding a majority of the Membership Interests.

         Section 5.3 General Obligations. The Manager shall execute and cause to be filed original or amended documents and shall take any and all other actions as may be reasonably necessary to perfect and maintain the status of the Company as a limited liability company under the laws of the State of Nevada and any other states or jurisdictions in which the Company engages in business.

         Section 5.4 General Authority. Subject to the provisions of Section 5.3 and Section 5.9 hereof, the Manager shall have the complete and exclusive control over the management of the business and affairs of the Company. If there is more than one Manager, the rights and powers of the Manager shall be exercised among them as they may agree among themselves, but in the absence of such an agreement or in the event of deadlock or other lack of decision



                                       -2-
                                                                    Exhibit 10.4
pursuant to such other agreement, they shall be bound by the majority vote of the Manager then in office. Except as provided in Section 5.3 and Section 5.9 hereof, the Members shall have no right to participate in the management or control of the business and affairs of the Company, and shall have only the voting rights specifically set forth in this Agreement or as otherwise required and not subject to waiver under the Act. A Manager may grant a proxy to another Manager to vote on any matter requiring the vote of Manager hereunder. In addition to this general management authority, the Manager shall have the following specific rights, subject to compliance with the other provisions of this Agreement:

                  1. To contract to sell, sell, lease, exchange, grant any option on, subdivide, or otherwise transfer or dispose of any Company real or personal property or any portion thereof or any interest therein;

                  2. To operate, manage, and collect income from any real or personal property owned by the Company in accordance with this Agreement;

                  3. To retain, without liability, any property in the form it is received without regard to its productivity or the proportion that any one asset or class of assets may bear to the whole;

                  4. To borrow money from banks, other third party lenders or the Members on terms and conditions which the Manager deem reasonable, and to pledge, mortgage and grant security interests or deeds of trust in or on any property owned by the Company as security for the payment of indebtedness authorized by this Agreement;

                  5. To mortgage, pledge, hypothecate or authorize or grant any security interest or lien in or on Company property other than to secure repayment of indebtedness authorized by this Agreement;

                  6. To make any reasonable expenditures for the organization, operation and conduct of the business and affairs of the Company and to negotiate, execute, acknowledge, file, record, deliver and perform any agreements and instruments considered necessary or appropriate by the Manager for the conduct of the Company business and affairs in accordance with this Agreement or for the implementation of the powers granted under this Agreement;

                  7. To prepay, modify, amend, renew, or extend any authorized Company indebtedness;

                  8. To carry out the purposes of the Company through other partnerships, corporations, limited liability companies, or other entities;

                  9. To compromise claims against the Company;


                  10. To make any and all elections for federal, state and local tax purposes including any election, if permitted by applicable law to adjust the basis of property pursuant to






                                       -3-
                                                                    Exhibit 10.4

Sections 754, 734(b) and 743(b) of the Internal Revenue Code of 1986, as amended (the "Code"), or comparable provisions of state or local law, in connection with transfers of any Membership Interest in the Company and Company distributions;

                  11. To execute and accept any instrument, conveyance, or agreement incident to the Company's business or property without the joinder, ratification, or consent of any Member;

                  12. To maintain insurance for the benefit of the Company;

                  13. To perform the Company's obligations, and exercise all the Company's rights, under any agreement to which the Company or its nominee is a party, including the Red Caps Lease and Crescent Valley Lease as hereinafter defined, and the Company's right to exercise any option to purchase an Interest in the Company under Article XIV of this Agreement;

                  14. To loan funds to any Member on terms and conditions deemed reasonable by the Manager;

                  15. To advance any monies to the Company required for the Company's business, but with no obligation to do so;

                  16. To enter into contracts and business undertakings to further the purposes of the Company, including the Claims;

                  17. To open and maintain bank and investment accounts and arrangements, drawing checks and other orders for paying money, and designating individuals with authority to sign or give instructions with respect to those accounts and arrangements;

                  18. To maintain the Company property in good order;

                  19. To collect sums due the Company;


                  20. To invest and reinvest liquid assets of the Company to accomplish Company purposes,

                  21.  To  distribute   Distributable   Cash  subject  to  other
provisions of this Agreement;

                  22. To execute and file certificates or instruments as required or permitted by the Act and any other laws of Nevada or any other jurisdiction where the Company does business;

                  23. To withhold any funds due to a Member who is a foreign person, as may be required by the Internal Revenue Code and its promulgated regulations;









                                       -4-
                                                                    Exhibit 10.4

                  24. To invest Company funds in commercial paper, government securities, certificates of deposit, time deposits, banker's acceptances, money market funds, or similar investments having a maturity generally considered being short term;

                  25. To arrange for securities acquired by the Company to be held by an established securities brokerage firm, trust department, or other custodian chosen by the Manager in an account or accounts in the name of the Company and to direct such custodian to invest, hold, sell, exchange, and reinvest the funds of the Company and to collect dividends, interest, royalties, rent and other income payable to the Company, and to present securities at maturity, to vote proxies solicited by or with respect to securities and to otherwise act in the best interests of the Company; and

                  26. To employ or engage and compensate persons in addition to the Manager to manage or operate Company property and to perform Company administrative services, accounting services, independent auditing services, legal services, and other services, whether discretionary or otherwise, for the benefit of the Company.

         Section 5.5 Scope of Duties. The Manager shall not be required to devote its full time to the business or affairs of the Company, but shall devote the time reasonably necessary to perform the duties of the Manager under this Agreement and to prudently manage and operate the Company's business and properties.

         Section 5.6       Limitation of Liability of Manager.

                  1. The Manager shall not be liable for the return of any contribution of capital of any Member or for any profits thereon, and any return of capital and profits shall be made, if at all, solely from the assets and business of the Company.

                  2. Except as otherwise provided herein, no Manager shall be liable to the Company or the Members or other Interest Holders for any act or omission in connection with the business or affairs of the Company including, without limitation, any breach of fiduciary duty as a Manager, any mistake of judgment and any business decision (including any decision regarding the timing of any acquisition or disposition of any property of the Company), so long as the Manager against whom liability is asserted acted in good faith on behalf of the Company and in a manner reasonably believed by the Manager to be within the scope of authority under this Agreement and in the best interests of the Company, unless such act or omission constitutes gross negligence, intentional misconduct, fraud or a knowing violation of law.

         Section 5.7 Binding Authority. Whether or not there is more than one Manager, the signature of any one Manager under this Agreement shall be sufficient to bind the Company to any agreement or on any document or instrument. Each Member and other Interest Holder agrees not to assert any claim to the effect that execution or performance of any such instrument or document breached this Agreement or the duties of the Manager, against any person dealing with the Manager in good faith and without actual notice of the asserted claim at the time of the delivery of the instrument or document, provided that this
Section 5.8 shall not be construed  to



                                       -5-
                                                                    Exhibit 10.4
limit any recourse by any Member against the Manager or the Company for any breach of this Agreement or the duties of the Manager. Any person dealing with the Company may rely upon a certificate signed by any Manager as to (a) the identity of any Member, (b) any fact relevant to the Company, and (c) the due authority of persons purporting to act on behalf of the Company.

         Section 5.8 Restrictions on Manager Authority. Except as otherwise stated herein, no Manager shall directly or indirectly perform any of the following actions without the vote or written consent of a majority in interest of the Members:

                  1. Do any act in contravention of this Agreement, as amended from time to time;

                  2. Do any act which would make it impossible to carry on the ordinary business of the Company, provided that actions of the Manager in accordance with the purposes of the Company or rights and powers granted under this Agreement shall not be considered to breach this clause;

                  3. Confess a judgment against the Company;

                  4. Possess Company property, or assign rights in specific Company property, for other than a Company purpose;

                  5. Knowingly perform any act that would subject any Member to general liability for the debts and liabilities of the Company in any jurisdiction;

                  6. Amend this  Agreement or the number of Manager set forth in
Section 5.1 hereof;

                  7. Extend the statute of limitations for assessment of tax deficiencies against the Company and its Members with respect to adjustments to the Company's federal, state or local tax returns; or

                  8.  Merge  or  otherwise   engage  in  any  kind  or  business
combination or reorganization with another entity or other person.

                  9. Incur debt on behalf of the Company or otherwise encumber the assets of the Company in an amount in excess of $100,000.

                  10. Sell, mortgage, lease or otherwise transfer the Company's interest in the Claims.

         Section 5.9       Waiver of Self-Dealing.

                  1. Provided the transaction terms are no less favorable than those the Company may obtain from unrelated third parties, the Manager may enter into any transaction on the Company's behalf despite the fact that another party to the transaction may be:







                                       -6-
                                                                    Exhibit 10.4

                           1. A trust of which a Manager  or Member is a trustee
or beneficiary;

                           2. An  estate  of  which a  Manager  or  Member  is a
personal representative or beneficiary;

                           3. A business  controlled  by one or more  Manager or
Member or a business of which any Manager or Member is also a director, officer, or employee;

                           4. Any affiliate, employee,  stockholder,  associate,
manager, partner, member or business associate or a Manager or Member;

                           5. Any Manager or Member acting individually; or

                           6. Any relative of a Manager or Member.

                  2. Other than with respect to the purposes of the Company as defined above, Manager may engage in or possess an interest in other business ventures of any nature or description, independently or with others, whether such ventures are competitive with the Company or otherwise, and the pursuit of such ventures shall not be wrongful or improper, and neither the Company nor any Member shall have any right by virtue of this Agreement in or to any of such ventures, or in or to the income, gains, losses or deductions derived or to be derived therefrom. The Manager shall not be obligated to offer or present any particular investment or business opportunity to the Company, even where such opportunity is of a character which, if presented to the Company, could be taken and exploited by the Company, but rather the Manager shall have the right to take for their own account or to recommend to others any such particular investment or business opportunity. Notwithstanding anything to the contrary herein, the Manager or any Member may present any such opportunity to the Company as a transaction for the Company to pursue or participate as an investor, broker, adviser, consultant or otherwise.

         6.       PAYMENTS TO MANAGER
                  -------------------

         Section 6.1 Reimbursement of Expenses. The Company shall pay or reimburse the Manager for all reasonable legal, accounting, travel, and other fees and expenses incurred by the Manager in connection with the performance of its obligations under this Agreement other than amounts considered capital contribution made by the Manager in its capacity as a Member.

         Section 6.2 Compensation for Services. The Manager shall receive reasonable compensation, paid at least annually, for services rendered to the Company. Reasonable compensation is to be measured by the time required in administering the business of the Company, the value of property under the Manager's administration, and the responsibilities assumed in discharging the duties of office. Additionally, the compensation must comply with Code Section 704(e), if applicable. The Manager's compensation shall be treated as a guaranteed payment for Federal income tax purposes where the Manager is also a Member. The Members holding a majority of the Membership Interests shall determine and adjust the Manager's compensation based upon the Manager's performance and dedication of time to



                                       -7-
                                                                    Exhibit 10.4

Company business. If the Company cash flow is insufficient to pay the compensation, the unpaid portion of the compensation may be deferred and bear interest at the Default Interest Rate. Payments to a Manager who is also a Member for services rendered to the Company will not be a return on invested capital, but will be paid as compensation for services rendered.

         7.       RIGHTS AND RESTRICTIONS OF MEMBERS
                  ----------------------------------

         Section 7.1 Rights of Members. In addition to the other rights to which Members are entitled pursuant to the Act or the Articles of Organization, the Members shall have the right to vote on the matters which are required by this Agreement to be approved by the Members.

         Section 7.2       Restrictions on Members.

                  1. No Member shall have any power or authority to act on behalf of or to bind the Company or any other Member, or to pledge the Company's credit or to render the Company liable pecuniarily for any purpose. A Member shall not take any action which would adversely affect the limited liability of a Member, or affect the status of the Company for Federal income tax purposes.

                  2. No Member, in the capacity as such, shall do any of the following:

                           1. Borrow or lend money on behalf of the Company;

                           2. Purport to or sell, mortgage,  lease, or otherwise
dispose of or encumber property of the Company;

                           3.  Sell,  assign,  pledge,  or  mortgage  a Member's
Interest in the Company, except as otherwise provided in Article 14;

                           4. Exercise or represent to any third party that such
Member has the right to exercise any of the powers of the Manager described in this Agreement; or

                           5.  Exercise  any right or power  which  could not be
exercised by a limited partner of a limited partnership under applicable state law.

         Section 7.3 Withdrawal of Member not Permitted. No Member shall be permitted to withdraw as a Member of the Company or receive a return of any of the Member's contributions to capital before the dissolution and winding up of the Company, except as provided for in Section 9.1. A Member who attempts to withdraw in violation of this Agreement shall be liable for all damages caused by such breach and the Manager may, in their discretion, exercise such remedies against the Member on behalf of the Company as the Manager deem appropriate, including those remedies set forth in NRS ss.86.335.

         Section 7.4 Other Breaches by Member. A Member who breaches this Agreement will be liable to the Company for all damages caused by the breach. The Company may offset for the damages against any distributions or return of capital to the Member who has breached



                                       -8-
                                                                    Exhibit 10.4
this Agreement. A Member will breach this Agreement if the Member:

                  1. Attempts to withdraw from the Company;

                  2. Interferes in the management of the Company affairs;

                  3. Engages in conduct that may cause the Company to lose its tax status as a partnership;

                  4. Engages in conduct that tends to bring the Company into disrepute;

                  5. Owns a Membership Interest that becomes subject to a charging order, attachment, garnishment, or similar legal proceedings;

                  6. Breaches any confidentiality provisions of this Agreement;

                  7. Fails to meet any commitment to the Company; or

                  8. Causes or attempts to cause the Company's dissolution and winding up by court decree or otherwise, except as expressly permitted in this Agreement.

         Section 7.5 Limitation of Liability. Notwithstanding anything else contained in this Agreement, a Person who is a Member is not liable solely by reason of being a Member under a judgment, decree, order of court, or in any other manner, for a debt, obligation or liability of the Company (whether arising in contract, tort, or otherwise) or for the acts or omissions of any other Member, Manager, agent or employee of the Company.

         Section 7.6 Other Investment Activities of Members. A Member may have other business interests and may engage in other activities in addition to those relating to ownership of an Interest in the Company. Neither the Company nor any Member shall have any right, by virtue of this Agreement, to share or participate in such other investments or activities of any other Member or to income or proceeds derived therefrom. Any Member may engage independently or with others in other business ventures of every nature and description. Neither the Company nor any Member shall have any right by virtue of this Agreement or the relationship created hereby in or to any other ventures or activities in which any Member is involved or to the income or proceeds derived therefrom. The pursuit of other ventures and activities by Members is hereby consented to by the Members and shall not be deemed wrongful or improper. No Member shall be obligated to present any particular business or investment opportunity to the Company even if such opportunity is of a character which, if presented to the Company, could be taken by the Company.

         Section 7.7 Admission of New Members. The initial Members are those Members who executed this Agreement on the Effective Date. New Members may be admitted to the Company only upon the unanimous vote or written consent of all existing Members. Before being admitted, each new Member shall first be required to execute a written consent to be






                                       -9-
                                                                    Exhibit 10.4
bound by the terms and conditions of the Articles of Organization and this Agreement, and shall further provide such normal and customary security representations and restrictions as may be necessary to allow the Company to lawfully avoid registering the Membership Interest under applicable federal and state securities regulations. Once a new Member is admitted, the new Member shall have the rights and obligations of a Member.

         8.       MEETINGS
                  --------

         Section 8.1 Annual Meetings. The annual meeting of the Members shall be held each year at such time and place as are determined by the Manager. Failure to hold an annual meeting shall not constitute a breach of this Agreement or in any way affect the Company's status as a limited liability company in good standing.

         Section 8.2 Special Meetings. Special meetings of the Members may be called at any time by the Manager or any Member by delivering written notice of such meeting to the Manager.

         Section 8.3 Notice. The Manager of the Company shall cause notice of the annual meeting, and any special meeting, to be given to each Member entitled to vote at the meeting, either in person, by fax, or by first class mail, postage pre-paid, not less than ten (10) days nor more than sixty (60) days prior to such meeting. The notice shall specify the place, the day, and the hour of such meeting. In addition, the notice of any special meeting shall specify the purpose or purposes for which the meeting is called. Notice shall be deemed delivered by first class mail if mailed to the address of each Member as such Member's address appears on the Company's records.

         Section 8.4 Waiver of Notice. Any meeting of the Members, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the Members not present signs a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the records or made a part of the minutes of the meeting.

         Section 8.5 Adjourned Meetings and Notice Thereof. Any Members' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority, present in person or represented by proxy, but in the absence of a quorum no other business may be transacted at any such meeting. Other than by announcement at the meeting at which such adjournment is taken, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting. However, when any Members' meeting, either annual or special, is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting.

         Section 8.6 Action by the Members Meetings; Quorum; Majority. The Members may only vote upon matters as to which the Members are authorized to take action pursuant to this Agreement or by applicable law and not subject to modification or waiver. Except as specifically otherwise provided herein, Members may vote, approve a matter or take any action



                                      -10-
                                                                    Exhibit 10.4
by the vote of Members at a meeting, in person or by proxy or without a meeting by written consent. For any meeting of Members, the presence in person or by proxy of Members owning more than fifty percent (50%) of the total Membership Interests at the time of the action taken constitutes a quorum for the transaction of business. If any Membership Interest has been transferred under this Agreement to persons who are Interest Holders but who have not been admitted as Members, the voting rights associated with such Interests shall not be considered outstanding for purposes of any vote by Members under this Agreement unless by the terms of the transfer the assigning Member retains such voting rights and the Company received actual written notice of the foregoing. The voting power or rights of the Members for all purposes of this Agreement shall be determined as of the date of giving notice of the meeting or as of the date of the notice for proposed action by written consent without a meeting.

         Section 8.7 Action by Written Consent. Any action may be taken by the Members without a meeting if authorized by the written consent of Members holding more than fifty percent (50%) of the Membership Interests, or such other percentage as may be required under the Act or this Agreement. In no instance where action is authorized by written consent need a meeting of Members be called or noticed.

         Section 8.8 Participation by Conference Telephone. The Members may participate in a meeting by means of conference telephone or other similar communications equipment that enables all of the Members participating in the meeting to hear each other. Such participation shall constitute presence in person at the meeting.

         Section 8.9 Place of Meeting of Members. The meetings of the Members shall be held at the location stated in the notice thereof.

         9.       CAPITAL CONTRIBUTIONS AND MEMBER'S INTERESTS
                  --------------------------------------------

         Section  9.1  Initial  Capital   Contributions.   The  initial  capital
contributions of the Members shall be as follows:

                           (a)  ASDi, LLC's Contribution

                             1. ASDi,  LLC  shall  contribute,  at its  cost and
                                expense, its leasehold interest in the Claims as set forth and subject to the terms of that certain lease agreement dated May 16, 2003 attached hereto as Exhibit B as a part hereof (the "Red Caps Lease") subject to ASDi obtaining the necessary consents and waivers arising under
                                Section 12 of the Red Caps Lease ("ASDi's Contribution - Red Caps").

                             2. ASDi,  LLC  shall  contribute,  at its  cost and
                                expense, its leasehold interest in the Claims as set forth and subject to the terms of that certain lease agreement dated September 3, 2003 attached hereto as Exhibit C as a part hereof (the "Crescent Valley Lease") subject to ASDi obtaining the necessary consents and waivers arising under Section 12 of the Crescent Valley Lease ("ASDi's Contribution -

                                      -11-
                                                                    Exhibit 10.4

                                Crescent Valley").

                             3. Other than the ASDi  Contribution - Red Caps and
                                Crescent Valley, ASDi, LLC shall not be required to contribute further capital, or undertake further acts in order to acquire, or hold its Membership Interest in the Company

                           (b)  Newgold,  Inc.'s  Contribution  Subject  to ASDi
obtaining the necessary consents and waivers arising under Section 12 of both the Red Caps Lease and Crescent Valley Lease, Newgold, Inc. shall contribute capital in the form of cash, or good funds which shall be applied toward the exploration and development of mining reserves arising under the Red Caps Lease and Crescent Valley Lease which shall include the payment of rent, maintenance fees, and any other costs of maintaining the Red Caps Lease and Crescent Valley Lease in accordance with the following minimum capital contribution requirements (singly "Minimum Capital Contribution" and collectively "Minimum Capital Contributions"):

                                    (i) A  payment  to ASDi  LLC of two  million
five hundred thousand shares of Newgold common stock plus a warrant to purchase a similar amount of common stock for $0.40 for three years from the date of this agreement.

                                    (ii)  During  the twenty  four month  period
after the execution of this Agreement by the Members, the minimum sum of $1,000,000 (U.S.) which can be expended by the Company or by Newgold, Inc. for the account of the Company.

                                    (iii) During the twenty fifth through thirty
sixth month period after the execution of this Agreement by the Members, the minimum sum of $1,700,000 (U.S.) which can be expended by the Company or by Newgold, Inc. for the account of the Company.

In the event Newgold, Inc. contributes more than the Minimum Capital Contribution required to be contributed above during any applicable period, such excess amount shall be credited against the next installment of the Minimum Capital Contributions to be payable by Newgold, Inc. for any remaining outstanding period(s). Newgold, Inc. may accelerate its Minimum Capital Contributions to a period shorter than that provided in this Section 9.1 (b). In the event Newgold, Inc. fails to contribute the Minimum Capital Contribution for any applicable period after reflecting any credits, the percentage interest represented by its Membership Interest shall be pro-rated for the then current period based on the percentage the actual contribution bears to the Minimum Capital Contribution required for that twelve month period. Any amounts paid by Newgold, Inc. in excess of the Minimum Capital Contributions shall be credited to its capital account, but shall not entitle Newgold, Inc. to increase its Percentage Interest in the Company represented by its Membership Interest, or priority return.

                           (c)  Exceptions to Lease Claims   In the  event  that
within twelve months after the execution of this Agreement any exceptions arise to any of the claims covered by the Red Caps Lease and Crescent Valley Lease, Newgold, Inc. shall have the following options:



                                      -12-
                                                                    Exhibit 10.4

                                    (i)  To  have  any   capital   contributions
returned to it by ASDi and any future obligations of Newgold, Inc. shall become null and void. If the option to have any capital contributions returned is exercised by Newgold, Inc. then ASDi shall subordinate to Newgold, Inc. its interest in this Agreement as well as its interest in the Red Caps Lease and Crescent Valley Lease until such time as Newgold Inc.'s capital contributions are repaid in full. Additionally, as compensation to Newgold for its time, effort and capital contributed to the Company, ASDi shall pay a $500,000 breakup fee to Newgold, Inc. as full consideration for Newgold's efforts in enhancing the value of the Red Caps Lease and Crescent Valley Lease.

                                    (ii)  Elect for ASDi to make all  reasonable
expenditures to eliminate such claims that have arisen. Such expenditures shall be made with the understanding that time is of the essence in eliminating such claims. Such expenditures made by ASDi shall not be considered a Capital Contribution by ASDi.

                                    (iii)   Elect   to   make   all   reasonable
expenditures to eliminate such claims that have arisen. Such expenditures shall be made with the understanding that time is of the essence in eliminating such claims. Such expenditures made by Newgold shall be considered a Capital Contribution by Newgold and shall be considered to have a priority over any future distributions otherwise owed to ASDi per this Agreement.

Other than the contributions by the Members set forth above, the Members shall not be required to contribute further capital, or undertake further acts in order to acquire, or hold their respective Membership Interest in the Company. All original contributions have been fully received and credited to the Members' respective capital accounts as initial contributions to the capital of the Company.

         Section 9.2 Membership Interest. The Membership Interest and the corresponding percentage interests of the Members in the Company shall be in accordance with the following:

                           (a)  Upon   execution  of  this   Agreement,   ASDi's
Membership Interest shall be equal to a percentage interest in the Company of 77.78% and Newgold, Inc.'s Membership Interest shall be equal to a percentage in the Company of 22.22%.

                           (b) If Newgold,  Inc. contributes the Minimum Capital
Contribution required in Section 9.1(b)(i) and $1,000,000 during the twenty four month period following the execution of this Agreement in accordance with
Section 9.1(b)(ii), thereafter ASDi's Membership Interest shall be equal to a percentage interest in the Company of 55.56% and Newgold, Inc.'s Membership Interest shall be equal to a percentage in the Company of 44.44%.

                           (d) If Newgold,  Inc. contributes the Minimum Capital
Contributions required in Section 9.1(b)(i)-(ii) and $1,700,000 during the twenty fifth through thirty sixth month period following the execution of this Agreement in accordance with Section 9.1(b)(iii), thereafter ASDi's Membership Interest shall be equal to a percentage interest in the Company of 33.34% and Newgold, Inc.'s Membership Interest shall be equal to a percentage in the Company of 66.66%.



                                      -13-
                                                                    Exhibit 10.4

                           (e) If Newgold,  Inc. contributes the Minimum Capital
Contributions required in Section 9.1(b) (i)-(iii) then Newgold may periodically increase its Membership Interest at any time up to 100% ("Additional Capital Contributions") after and based on the results of the drilling programs from the expenditure of $2,700,000. The results shall be determined at the time that drilling program expenditures reach $2,700,000 (the "valuation date"). The Additional Capital Contributions shall be based on a value of $10 per ounce of gold for all indicated resources and a value of $25 per ounce of gold for all indicated reserves, with Newgold paying 33.34% of the value for the total of resources and reserves as indicated on the valuation date. The amount of indicated resources and reserves existing on the valuation date shall be determined by an independent mining appraiser mutually acceptable to both ASDi and Newgold, Inc. For example, at completion of the drilling programs, if there were 400,000 ounces of indicated resources and 600,000 ounces of indicated reserves, then total value of the indicated resources and reserves would be $19 million, with ASD's proportionate 33.34% interest worth $6,334,600. Accordingly, in this example by paying up to $6,334,600 Newgold could increase its interest to 100% in the Red Caps Lease and Crescent Valley Lease.

         Section 9.3 Optional Contributions. Subsequent optional contributions to the capital of the Company may be made in such amounts and at such times as the Members shall from time to time agree by the unanimous vote of the Members.

         Section 9.4 Remedies if Member Fails to Make Required Capital Contribution. If a Member fails to make a capital contribution by the time required, that Member shall not be entitled to own percentage interests in the Company with respect to its Membership Interest other than to what the Member was entitled in the capital contribution had not been made. Neither the Company, nor the other Members shall have any further rights under this Agreement, at law or in equity against the Member who made a required capital contribution hereunder.

         Section 9.5 No Right to Demand Return of Capital Contribution. No Member may demand the return of all or any part of that Member's capital contributions.

         10.      CAPITAL ACCOUNTS
                  ----------------

         Section 10.1 Composition of Capital Account. Separate capital accounts shall be maintained by the Company for each Member in accordance with Code
Section 704(b) and the Regulations promulgated thereunder, representing the Members' respective capital contributions to the Company.

                  1. The capital account of each Member shall consist of the original contribution to capital by the Member, increased by the following:

                           1. The fair market value of any property  contributed
by the Member to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code
Section 752);

                           2.  Additional  contributions  by the Member of cash;
and




                                      -14-
                                                                    Exhibit 10.4

                           3. The Member's  share of the  Company's  Net Profits
allocated to the Members pursuant to Article 11, including income and gain as computed for book purposes in accordance with Regulations Section 1.704-1(b)(2)(iv)(g).

                  2. The capital account of the Member shall be decreased by the following:

                           1. The amount of money  distributed  to the Member by
the Company pursuant to Article 13;

                           2. The fair market value of property  distributed  to
the Member by the Company (net of liabilities secured by such property that the Member is considered to assume or take subject to pursuant to Code Section 752); and

                           3.  Allocations  to the  Member of  Company  loss and
deductions, including loss and deductions computed for book purposes described in Regulations Section 1.704(b)(2)(iv)(g).

                  3. In cases where Code Section 704(c) applies to property of the Company, the Members' capital accounts shall be adjusted in accordance with Regulations Section 1.704-1(b)(2)(iv)(g) for allocations to the Members of depreciation, depletion, amortization, gain, and loss, as computed for book purposes, with respect to such property.

                  4. The capital accounts of the Members may be adjusted to reflect a revaluation of Company property (including intangible assets such as goodwill) on the Company's books, to the extent provided in Regulations Section 1.704-1(b)(2)(iv)(f).

                  5. The Manager may make all elections for federal income tax purposes, including an election to adjust the basis of the Company property pursuant to Code Sections 734, 743 and 754, in the event of the transfer of an Interest in the Company or the distribution of property by the Company. The Members' capital accounts shall be adjusted to the extent provided in Regulations Section 1.704-1(b)(2)(iv)(m).

                  6. The provisions of this Agreement regarding the maintenance of capital accounts are intended to comply with Code Section 704(b), as amended, and the Regulations promulgated thereunder. Notwithstanding anything to the contrary contained in this Article 10, the Members, by unanimous consent may modify the method in which capital accounts are maintained, provided such changes are consistent with Code Section 704 and Regulations promulgated thereunder.

                  7. Increases or decreases to a Member's capital account shall not affect the Member's Membership Interest as defined in Section 20.15 of this Agreement.

         Section 10.2 Capital Account of Transferred Membership Interest. Upon the transfer of all or any part of a Membership Interest as permitted by this Agreement, the capital account (or portion thereof) of the Transferring Member that is attributable to the transferred Interest (or portion thereof) shall carry over to the Transferee, as prescribed by Regulations Section


                                      -15-
                                                                    Exhibit 10.4

1.704-1(b)(2)(iv)(1).

         Section 10.3 No Deficit Restoration Obligation. This Agreement shall not be construed as creating an obligation to restore a deficit in a Member's capital account balance.

         11.      PROFITS AND LOSSES
                  ------------------

         Section 11.1 Net Profits and Losses. After giving effect to the special allocations set forth in Sections 11.2 and 11.3, Net Profits and Net Losses shall be allocated and credited to the Members' respective capital accounts in proportion to the respective Membership Interests as set forth in Section 9.2.

         Section 11.2      Special Allocations.

                  1. Qualified Income Offset. No allocation may be made to a Member to the extent such allocation causes or increases a deficit balance in such Member's adjusted capital account. Notwithstanding any other provision of this Agreement except Sections 11.2(b) and 11.2(c), in the event that a Member unexpectedly receives an adjustment, allocation or distribution described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) which results in such Member having a negative Adjusted Capital Account balance (as determined above), then such Member shall be allocated items of income and gain in an amount and manner sufficient to eliminate, to the extent required by the Regulations, such negative balance in such Member's Adjusted Capital Account as quickly as possible. This provision is intended to satisfy the "qualified income offset" items of the Code.

                  2. Minimum Gain Chargeback. Notwithstanding any other provision of this Section 11.2, if there is a net decrease in Company minimum gain for any Company fiscal year, the minimum gain chargeback requirement contained in Regulations Section 1.704-2 shall apply and each Member must be allocated items of Company income and gain for that year equal to that Member's share of the net decrease in Company minimum gain. This Section 11.2(b) is intended to comply with the minimum gain chargeback requirement of the Regulations and shall be interpreted consistently therewith.

                  3. Section 704(c) Allocation. Solely for Federal, state, and local income tax purposes and not for book or capital account purposes, depreciation, amortization, gain, or loss with respect to property that is properly reflected on the Company's books at a value that differs from its adjusted basis for Federal income tax purposes shall be allocated in accordance with the principles and requirements of Code Section 704(c) and the Regulations promulgated thereunder, and in accordance with the requirements of the relevant provisions of the Regulations issued under Code Section 704(b). For capital account purposes, depreciation, amortization, gain, or loss with respect to property that is properly reflected on the Company's books at a value that differs from its adjusted basis for tax purposes shall be determined in accordance with the rules of Regulations Section 1.704-1(b)(2)(iv)(g).

                  4. Risk of Loss Allocation. Any item of Member nonrecourse deduction (as defined in Regulation Section 1.704-2(i)(2)) with respect to a Member nonrecourse debt (as




                                      -16-
                                                                    Exhibit 10.4
defined in Regulation Section 1.704-2(b)(4)) shall be allocated to the Member or Members who bear the economic risk of loss for such Member nonrecourse debt in accordance with Regulations Section 1.704-2(i)(1).

                  5. Allocation of Excess Nonrecourse Liabilities. For the purpose of determining each Member's share of Company nonrecourse liabilities pursuant to Regulations Section 1.752-3(a)(3), and solely for such purpose, each Member's interest in Company profits is hereby specified to be such Member's Membership Interest.

         Section 11.3 Curative Allocations. The allocations set forth in Section
11.2 (the "regulatory allocations") are intended to comply with certain requirements of Code Section 704 and Regulations promulgated thereunder. Notwithstanding any other provisions of this Article 11, the regulatory allocations shall be taken into account in allocating other profits, losses and items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocations of other profits, losses and other items and the regulatory allocations to each Member shall be equal to the net amount that would have been allocated to each such Member if the regulatory allocations had not occurred.

         Section 11.4 Transfers During Taxable Year. All income, gain, loss and deductions allocable pursuant to this Article 11 for a fiscal year with respect to any Membership Interest which may have been transferred during such year shall be allocable between the Transferring Member and the Transferee based upon the number of days that each was recognized by the Company as the owner of such Interest, without regard to the results of Company operations during the particular days of such fiscal year and without regard to which cash distributions were made to the Transferring Member or the Transferee; provided, however, that all income, gain, loss and deductions so allocated as the result of a capital transaction shall be allocated to the recognized owner of the Membership Interest for the day on which the capital transaction giving rise to such gain occurred.

         Section 11.5 Right to Use Alternative Method of Allocation. Notwithstanding anything else in this Article 11, the Company shall have the right to use a different method of allocating Company income and loss if it is advised by the Company accountant or tax counsel that the method of allocation provided herein violates the Code or Regulations. The Manager shall notify each Member of any change in the method of allocating Company income or loss in accordance with this paragraph promptly after the occurrence thereof.

         12.      INTEREST AND COMPENSATION, LOANS
                  --------------------------------

         Section 12.1 Interest and Compensation. No Member will be credited with interest on his or her capital account, and, unless the other Members unanimously agree, no Member in his or her capacity as a Member shall be entitled to any payments for services rendered on behalf of the Company.

         Section 12.2 Loans. Any Member may, with the approval of the Manager or as provided by this Agreement, lend or advance money to the Company. If any Member shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but shall be a debt due from the Company. The amount of any such loan

                                       -17-
                                                                    Exhibit 10.4
or advance by a lending Member shall be repayable out of the Company's cash, and shall bear interest at such rate and be payable under such terms as shall be agreed between the Company and the lending Member at the time of the loan but in the event of a failure to agree the interest rate shall be the Default Interest Rate. Except as otherwise provided herein, none of the Members shall be obligated to make any loan or advance to the Company.

         13.      DISTRIBUTIONS TO MEMBERS
                  ------------------------

         Section 13.1      Distributable Cash.

                  1. The Manager shall determine the amount of Distributable Cash, if any, available for distribution at such times as the Manager of the Company deem advisable in accordance with their fiduciary duty to the Company and the needs of the Company to operate its business.

                  2. This determination of Distributable Cash must be made in a manner consistent with the Company purposes, and must consider:

                           1. current needs for operating capital;

                           2. prudent reserves for future operating capital;

                           3. current investment opportunities;

                           4.   prudent    reserves   for   future    investment
opportunities and reclamation requirements;

                           5. the amounts of Company  debts and the necessity or
advisability of paying or reducing Company debts;

                           6.  preserving  Company  capital as a fund to protect
its creditors; and

                           7. the character of surplus Company property.

                  3. Any contributed property or borrowed funds by the Company will be considered as needed for Company investment purposes. Any cash produced from selling property contributed to the Company or from selling any property purchased with borrowed funds, or any reinvestment of any of the property, including the portion of the sale proceeds representing capital appreciation, will be considered as needed reserves for Company investment purposes. Any Distributable Cash derived from income will, to the extent deemed unnecessary for Company purposes by the Manager under the foregoing standard, be available for distribution in accordance with this Agreement.

         Section 13.2 Restrictions on Distributions. No distribution shall be made if, after








                                      -18-
                                                                    Exhibit 10.4
giving effect to the distribution, (1) the Company would not be able to pay its debts as they become due in the usual course of business or (2) the total fair market value of the assets of the Company would be less than the sum of its fair market value of total liabilities.

         Section 13.3 Allocation of Distributions. Distributions shall be made in proportion to the Membership Interests in the Company, as of the date of distribution, unless agreed otherwise by the unanimous vote of the Members.

         Section 13.4 Amounts not Withdrawn. If any Member does not withdraw the whole or part of their share of any cash distribution made in accordance with this Article 13, the Member may not receive any interest thereon and the distribution amount not withdrawn will become an optional capital contribution under Section 9.3 if permitted at that time.

         14.      RESTRICTIONS ON TRANSFER OF A MEMBER'S INTEREST
                  -----------------------------------------------

         Section 14.1 Conditions to Transfer. Except as otherwise set forth in this Agreement, no Member shall have the right voluntarily or involuntarily to sell, assign, pledge, mortgage, encumber or grant any security interest in or otherwise transfer all or any portion of any Membership Interest, and no such purported transfer need be recognized by the Company, unless all of the following requirements are satisfied:

                  1. The transfer shall not of itself cause the Company to be in default under any indebtedness of the Company;

                  2. The transfer shall not violate any federal or state securities law;

                  3. The Transferring Member shall deliver to the Company a fully executed written agreement of assignment that sets forth the name, address, and taxpayer identification number of the Transferee, and the terms of such transfer, provided such terms shall not conflict with any provision of this Agreement; and

                  4. If any Member is a closely held corporation, or is an unincorporated association, limited liability company or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of fifty percent (50%) shall be deemed an assignment or transfer within the meaning of this Agreement, except as provided in Section 14.4 hereof.

         Section 14.2      Company's Unilateral Option to Purchase Interest.

                  1. The Company will have the unilateral option to acquire the Interest of a Member or Interest Holder if:

                           1.  any   Interest   Holder   acquires  a  Membership
Interest, or becomes an assignee, as the result of a court order that the Company is required by law to recognize;

                           2. a  Member's  Interest  is  subjected  to a  lawful
"charging order"; or


                                      -19-
                                                                    Exhibit 10.4

                           3.  a  Member  makes  an  unauthorized   transfer  or
assignment of a Membership Interest that the Company is required by law (and by a court order) to recognize.

                  2. The unilateral option to acquire the Interest of a Transferee or assignee shall be exercisable upon the following terms and conditions:

                           1. The  Company  will have the option to acquire  the
interest by giving written notice to the Member, Transferee or assignee that it intends to purchase the interest within ninety (90) days from the event giving rise to the Company's option. If this event is an event other than a transfer or assignment, the Company shall give written notice within ninety (90) days from the date of such event. If this event is a transfer or assignment, the Company shall give written notice within ninety (90) days from the date it is finally determined that the Company is required to recognize the transfer or assignment.

                           2. The "Valuation  Date" for determining the Purchase
Price of the interest will be the first day of the month following the month in which notice of the unauthorized transfer is received. The date notice is given exercising the option, as determined under Section 19.3, shall be the "Determination Date".

                           3. The  Purchase  Price and Payment  Terms will be as
set forth in Section 14.5 and Section 14.6, respectfully.

                           4.  If   Newgold,   Inc.   has   made   the   Minimum
Contributions required by it at the time of such transfer and it is not the Member whose Membership Interest is being acquired, the Manager shall assign the Company's option to purchase to Newgold, Inc., or such other entity designated by Newgold, Inc. When done so, any rights or obligations imposed upon the Company will instead become, by substitution, the rights and obligations of the Members who are assigned the option.

                           5.  Neither  the   Transferee   nor  assignee  of  an
unauthorized transfer or assignment or the Member causing the transfer or assignment may vote on Company matters during the prescribed option period. If the option to purchase is timely exercised, the Transferee shall have voting rights only if admitted as a substitute Member.

         Section 14.3      Admission of Substitute Members.

                  1. No Transferee shall become a substitute Member unless the following additional conditions are met:

                           1. The Transferee executes, acknowledges and delivers
to the Company a written consent as required in Section 7.7, and executes such other instruments as the Manager deem necessary or appropriate for admission as a substitute Member; and

                           2. Each  Transferee  reimburses  the  Company for all
reasonable accounting, legal and other expenses incurred by the Company regarding the transfer and such




                                       -20-
                                                                    Exhibit 10.4
admission.

                  2. A transferee who acquires an interest in the Company without complying with the requirements of this Article 14 shall not become a substitute member, but shall have only those rights of a transferee set forth in NRS ss.86.351.

                  3. In the event the sale, transfer, assignment or encumbrance is approved by unanimous written consent of the remaining Members, and the remaining requirements of this Article 14 are satisfied, the Transferee shall be admitted to all the rights and powers of a Member, and is subject to all the restrictions and liabilities of the Transferring Member. However, pursuant to Nevada Revised Statutes Section 86.351, the Transferring Member is not released from liability to the Company.

         Section  14.4  Permitted  Transfers.  Any Member  may,  notwithstanding
Section 14.1 and Section 14.5, without the necessity of complying with the provisions thereof, transfer all or part of the Member's Interest in the
Company:

                  1. To the Company;

                  2.  To  any  other   existing   Member   (including,   without
limitation, the vesting by right of survivorship of a Membership Interest held in joint tenancy upon the death of a deceased joint tenant); or

                  3.  If  Newgold,   Inc.  is  the  Transferring  Member,  to  a
corporation, limited partnership, limited liability company, or any other entity as to which it owns more than 50% of the voting control of such entity.

         Section 14.5 Purchase Price. The purchase price to be paid for an Interest subject to this Agreement shall be fair market value as of the Valuation Date, without taking into account any minority, marketability or other valuation discounts. The Valuation Date shall be the first day of the month following the month in which the event requiring a determination of the purchase price occurs. As defined herein, fair market value shall be determined by agreement of the respective parties or, in the event of inability to agree, by a Qualified Appraiser selected by the Company.

         Section 14.6 Payment Terms. The consideration for an Interest purchased by the Company or by one or more Members under this Article 14 shall be paid to the Transferring Member, assignee or a representative or successor of a Transferring Member or Assignee, as the case may be, in accordance with the following Payment Terms:

                  1. Down Payment. A down payment in cash of not less than twenty percent (20%) of the purchase price shall be paid within one hundred eighty (180) days of the Determination Date, provided that if the purchase price has not been determined within (180) days of the Determination Date the down payment shall become due and payable thirty (30) days following the date the purchase price is determined; and






                                      -21-
                                                                    Exhibit 10.4

                  2. Promissory Note. The balance of the purchase price shall be paid pursuant to the terms of a promissory note (the "Note") to be executed by the Company. The Note shall provide for the payment of a minimum of twenty percent (20%) of the balance of the purchase price, plus accrued interest, on the first anniversary date of the Note, and twenty percent (20%) of the initial unpaid principal balance, plus accrued interest, on each anniversary date thereafter to and including the date of payment in full. Interest shall accrue on the declining principal balance of the Note at the Default Interest Rate as of the Determination Date, and shall accrue from the date of the Note. The Note shall be dated as of the date on which the down payment is required to be made. The Note shall provide that its maker may prepay all or any portion of the unpaid principal balance and accrued interest at any time, without penalty. The Note shall provide that the entire unpaid principal balance of the Note, and all accrued interest, shall become due and payable immediately upon the occurrence of any of the following events:

                           1. Adjudication of bankruptcy of the Company;

                           2. Voluntary or involuntary  petition by or on behalf
of the Company for arrangement or reorganization or for the protection of creditors and the debtor, under bankruptcy law; or

                           3. Upon  default in payment or of any of the terms of
the Note.

         Section 14.7 Nonrecognition of an Unauthorized Transfer. The Company will not be required to recognize the interest of any assignee or Transferee who has obtained a purported Interest as the result of a transfer or assignment that is not authorized by this Agreement. If there is a doubt as to ownership of an Interest or who is entitled to Distributable Cash or liquidating proceeds, the Manager may accumulate Distributable Cash or liquidation proceeds until the issue is resolved to the Manager' satisfaction.

         Section 14.8 Governmental Approvals. The Company shall apply for and use its best efforts to obtain all governmental and administrative approvals required, if any, in connection with the purchase and sale of Membership Interests under this Agreement. The Members shall cooperate in obtaining such approvals and to execute all documents that may be required to be executed by the members in connection with such approvals. The Company shall pay all costs and filing fees in connection with obtaining such approvals.

         15.      DISSOLUTION AND LIQUIDATION
                  ---------------------------

         Section 15.1 Events Requiring Dissolution. The Company shall be dissolved only as specified in the Articles of Organization or as required under applicable governing law.

         Section 15.2 Liquidation. Upon the occurrence of any event requiring dissolution as set forth in the Articles of Organization, if the business of the Company is not continued as allowed in the Articles of Organization, if applicable, the Manager of the Company shall execute and file with the Secretary of State such dissolution documents as are required by law, and the Company shall cease to carry on its business and shall wind up its affairs and liquidate.


                                      -22-
                                                                    Exhibit 10.4

         Section 15.3 Manager's Powers During Liquidation. During liquidation the Manager shall continue to have all managerial powers necessary to carry out their duties and functions in liquidation the Company, including the following powers:

                  1. The power to continue to manage any Company business during the liquidation, including the power to enter into contracts that may extend beyond the liquidation;

                  2. The power to execute deeds, bills of sale, assignments, and transfers to convey Company property to third parties or to the respective Members incident to finally distributing the remaining Company property (if any). The Manager may not, however, impose personal liability upon any Member or their legal representatives or successors in interest under any warranty of title contained in any instrument;

                  3. The power to borrow funds, in the Manager' best judgment, reasonably required to pay any Company obligations, and to execute security documents encumbering Company property as security for the Company's indebtedness. The Manager may not, however, create any personal obligation for any Manager or any Manager's successors-in-interest to repay indebtedness other than from available proceeds from foreclosure or sales of Company property as to which a lien is granted; and

                  4. The power to settle, compromise, or adjust any claim asserted to be owing by or to the Company and the right to file, prosecute, or defend lawsuits and legal proceedings in connection with any matters.

         Section 15.4 Distribution of Assets. During the liquidation of the Company, the Members shall continue to share Net Profits and Losses in the same proportions as before dissolution. In settling accounts after dissolution, the proceeds from the liquidation of the Company's assets shall be applied as follows:

                  1. To creditors of the Company, including Members who are creditors, in the order of priority as provided by law, other than debts owed to Members for their contributions;

                  2. To set up any reserves that the Manager may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company;

                  3. To the Members with respect to their share of profits and other compensation; and

                  4. To the Members with respect to their capital account balances.

         Section 15.5 Gains or Losses. During liquidation, any gain or loss on the disposition of the Company's property shall be credited or charged to the Members in accordance with the provisions of Article 10. Any property distributed in kind in liquidation shall be valued and treated as though the property were sold for its fair market value and the cash proceeds distributed. The difference between the value of the property distributed in kind and its book value to the Company shall be treated as a gain or loss on the sale of the property to be allocated

                                      -23-
                                                                    Exhibit 10.4
between the Members pursuant to Article 11.

         Section 15.6 Compliance with Timing Requirements of Treasury Regulation. If the Company is "liquidated" within the meaning of Regulations
Section 1.704-1(b)(2)(ii)(g), distributions will be made under this Article to the Members in accordance with Regulations Section 1.704-1(b)(2)(ii)(b)(2).

         Section 15.7 Accounting. Within a reasonable time after completing the Company's liquidation, the Manager shall supply to each Member a statement prepared by the Company's accountant that will set forth:

                  1. the Company assets and liabilities as of the liquidation date;

                  2. each Member's portion of distributions in accordance with liquidation; and

                  3. the amount, if any, retained as reserves in accordance with
Section 15.4.

         Section 15.8 Rights of Lenders. The rights and powers granted to the Manager and Members are subject to the rights and powers of the holder of first mortgage liens (if any) against any part of the property owned by the Company.

         16.      INDEMNIFICATION
                  ---------------

         Section 16.1 Indemnification of Member, Employee or Agent: Proceeding Other than by Company. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that he is or was an Organizer, Member, Manager, Officer, employee or agent of this Company, or is or was serving at the request of this Company as an organizer, manager, director, officer, employee or agent of another limited-liability company or corporation, against expenses, including attorneys' fees, judgment, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of this Company, and, with respect to a criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of this Company, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         Section 16.2 Indemnification of Member, Employee or Agent: Proceeding by Company. The Company shall indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of this Company to procure a judgment in its favor by reason of the fact that he is or was an Organizer,




                                      -24-
                                                                    Exhibit 10.4

Member, Manager, Officer, employee or agent of this Company, or is or was serving at the request of this Company as an organizer, member, manager, director, officer, employee or agent of another limited-liability company, corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the actions or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of this Company. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to this Company or for amounts paid in settlement to this Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

         Section 16.3 Advance of Expenses. Expenses incurred in defending a civil or criminal action, suit or proceeding brought other than by the Company shall be paid by the Company in advance until the earlier to occur of (a) the final disposition of the action, suit or proceeding in the specific case, or (b) a determination that indemnification is not proper under the circumstances because the applicable standard of conduct set forth in this Article 16 has not been met. Expenses incurred in defending a civil or criminal action, suit or proceeding brought by the Company may be paid by the Company in advance of the final disposition of the action, suit or proceeding, as authorized by the Company pursuant to Section 16.4 in the specific case. Any advance of expenses shall not commence until receipt by the Company of an undertaking by or on behalf of the individual seeking such advance to repay any advanced amount unless it shall ultimately be determined that such individual is entitled to be indemnified by the Company as authorized in this Article 16.

         Section 16.4 Determination of Indemnification. Any indemnification under Sections 16.1 and 16.2, unless ordered by a court or advanced by the Company, must be made by this Company only as authorized in the specific case upon a determination that indemnification of the Organizer, Member, Manager, Officer, employee or agent is proper in the circumstances. The determination must be made:

                  1. By the Manager who were not parties to the act, suit or proceeding; or

                  2. If a quorum consisting of Manager who were not parties to the act, suit or proceeding cannot be obtained, by a majority of the Members, disregarding the vote of any Member or Manager who was a party to the act, suit or proceeding.

         Section 16.5 Cooperation of Indemnitee. Any person seeking indemnification pursuant to this Article 16 shall promptly notify the Company of any action, suit or proceeding for which indemnification is sought and shall in all ways cooperate fully with the Company and its insurer, if any, in their efforts to determine whether or not indemnification is proper in the circumstances, given the applicable standard of conduct set forth in this article. Any person seeking indemnification pursuant to this article other than with respect to (a) a criminal action, suit, or proceeding, or (b) an action, suit, or proceeding by or in the right of the Company, shall

                                      -25-
                                                                    Exhibit 10.4

(i) allow the Company and/or its insurer the right to assume direction and control of the defense thereof, if they elect to do so, including the right to select or approve defense counsel, (ii) allow the Company and/or its insurer the right to settle such actions, suits, or proceedings at the sole discretion of the Company and/or its insurer, and (iii) cooperate fully with the Company and its insurer in defending against, and settling such actions, suits, or proceedings.

         Section  16.6  Non-Exclusivity.  The  indemnification  provided by this
Article 16 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Act, the Articles of Organization or this Agreement or any agreement, vote of Members or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Member, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

         Section 16.7 Insurance. The Company may purchase and maintain insurance on behalf of any person who is or was an Organizer, Manager, Member, officer, employee, or agent of the Company, or is or was serving the Company with a contractual commitment of indemnification, or is or was serving at the request of the Company as an organizer, member, manager, director, officer, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his/her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of the Act, as amended from time to time.

         Section 16.8 Additional Indemnification. The Company may provide further indemnity, in addition to the indemnity provided by this Article 16, to any person who is or was an Organizer, Manager, Member or officer of the Company, or is or was serving the Company with a contractual commitment of indemnification, or is or was serving at the request of the Company as an organizer, member, manager, director, officer, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, provided that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

         17.      COMPANY RECORDS AND REPORTS
                  ---------------------------

         Section 17.1 Books and Records. The Manager shall cause the Company to keep the following:

                  1. Complete books and records of account in which shall be entered fully and accurately all transactions and other matters relating to the Company. The Company's books and records shall be kept on an accrual basis, except as the Manager may otherwise determine to be permitted under the Code;







                                      -26-
                                                                    Exhibit 10.4

                  2. A current list of the full name and last known business or residence address of each Member set forth in alphabetical order listing the Member's capital contribution to the Company and Interests owned;

                  3. A current list of the full name and last known business or residence of each Manager set forth in alphabetical order;

                  4. A copy of the filed Articles of Organization and all filed amendments thereto and all filings by the Company in Nevada and other states;

                  5. Copies of any powers of attorney pursuant to which any document in (c), above has been executed;

                  6. Copies of the then effective operating agreement of the Company; and

                  7. Any and all records requested to be kept for any statutory, regulatory or other applicable law.

                  All such books and records shall be maintained at the principal executive office of the Company, and as to those designated in Subparagraphs (b) through (f) above, inclusive, also at the registered office of the Company. In each location, such books and records shall be available for inspection and copying by, and at the expense of, the Members, or their duly authorized representatives, during reasonable business hours.

         18.      ALTERNATIVE DISPUTE RESOLUTION
                  ------------------------------

         Section 18.1 Agreement to Use Procedure. The Members and Manager have entered into this Agreement in good faith and in the belief that it is mutually advantageous to them. It is with that same spirit of cooperation that they pledge to attempt to resolve any dispute amicably without the necessity of litigation. Accordingly, they agree if any dispute arises between them relating to this Agreement (the "Dispute"), they will first utilize the alternative dispute resolution ("ADR") procedures specified in this Article 18 (the "Procedure") before any Additional Proceedings.

         Section 18.2 Initiation of Procedure. The Manager or Member seeking to initiate the Procedure (the "Initiating Party") will give written notice to the other Manager and Members. The notice must describe in general terms the nature of the Dispute and the Initiating Party's claim for relief. Additionally, the notice must identify one or more individuals with authority to settle the Dispute on the Initiating Party's behalf. The Manager or Members receiving the notice (the "Responding Party" whether one or more) will have five (5) business days within which to designate by written notice to the Initiating Party, one or more individuals with authority to settle the Dispute on the Responding Party's behalf. The individuals so designated will be known as the "Authorized Individuals." The Responding Party may authorize himself or herself as an Authorized Individual. The Initiating Party and the Responding Party will collectively be referred to as the "Disputing Parties" or individually "Disputing Party."





                                      -27-
                                                                    Exhibit 10.4

         Section 18.3 Direct Negotiations. The Authorized Individuals may investigate the Dispute as they deem appropriate. But they agree to promptly, and in no event later than thirty (30) days from the date of the Initiating Party's written notice, meet to discuss the Dispute's resolution. The Authorized Individuals will meet at the times and places and with the frequency as they may agree. If the Dispute has not been resolved within thirty (30) days from their initial meeting date, the Disputing Parties will cease direct negotiations and will submit the Dispute to mediation in accordance with the following procedure.

         Section 18.4 Mediator Selection. The Authorized Individuals will have five (5) business days from the date they cease direct negotiations to submit to each other a written list of acceptable qualified attorney-mediators not affiliated with any Manager or Member. Within five (5) days from the date the list is received, the Authorized Individuals will rank the mediators in numerical order of preference and exchange the rankings. If one or more names are on both lists, the highest ranking person will be designated as the mediator. If no mediator has been selected under this procedure, the Disputing Parties agree jointly to request a State or Federal District Judge of their choosing to supply within ten (10) business days a list of potential qualified attorney-mediators. If they cannot agree upon a State or Federal Judge, the Chief State Judge for the county in which the Company's principal office is located may supply the list. Within five (5) business days from the date the list is received, the Authorized Individuals will again rank the proposed mediators in numerical order of preference and will simultaneously exchange the list and will select as the mediator the individual receiving the highest combined ranking. If the mediator is not available to serve, they will proceed to contact the mediator who was next highest in ranking until they are able to select a mediator.

         Section 18.5 Mediation Time and Place. In consultation with the mediator selected, the Authorized Individuals will promptly designate a mutually convenient time and place for the mediation. Unless circumstances require otherwise, the time for mediation may not be later than forty-five (45) days after selecting the mediator.

         Section 18.6 Information Exchange. If any Disputing Party to this Agreement has substantial need for information in another Disputing Party's possession in order to prepare for the mediation, all Disputing Parties will attempt in good faith to agree to procedures to expeditiously exchange the information, with the mediator's help if required.

         Section 18.7 Summary of Views. At least seven (7) days before the first scheduled mediation session, each Disputing Party will deliver to the mediator and to the other Disputing Parties a concise written summary of its views on the matter in Dispute and the other matters required by the mediator. The mediator may also request that a confidential issue paper be submitted by each Disputing Party to him or her.

         Section 18.8 Parties to be Represented. In the mediation, each Disputing Party will be represented by an Authorized Individual and may be represented by counsel. In addition, each Disputing Party may, with the mediator's permission, bring the additional Persons as needed to respond to questions, contribute information, and participate in the negotiations.




                                      -28-
                                                                    Exhibit 10.4

         Section 18.9      Conduct of Mediation.

                  1. The mediator will determine the format for the meetings. The format must be designed to assure that:

                           1. Both the mediator and the  Authorized  Individuals
have an opportunity to hear an oral presentation of each Disputing Party's views on the matter in dispute; and

                           2. The  authorized  parties  attempt to  negotiate to
resolve the matter in dispute, with or without the assistance of counsel or others, but with the mediator's assistance.

                  2. The mediator is authorized to conduct both joint meetings and separate private caucuses with the Disputing Parties. The mediation session will be private. The mediator will keep confidential all information learned in private caucus with any Disputing Party unless specifically authorized by the Disputing Party to disclose the information to the other Disputing Party. The Disputing Parties commit to participate in the proceedings in good faith with the intention of resolving the Dispute, if at all possible.

         Section 18.10     Termination of Procedure.

                  1. Procedure to Terminate Mediation. The Disputing Parties agree to participate in the mediation procedure to its conclusion. The mediation will be terminated by:

                           1. Executing a settlement  agreement by the Disputing
Parties;

                           2.  Declaring to the mediator  that the  mediation is
terminated; or

                           3. A Disputing  Party  declaring  in writing that the
mediation process is terminated when one full day's mediation session is concluded.

                  2. Even if the mediation is terminated without the Dispute's resolution, the Disputing Parties agree not to terminate negotiations and not to commence any Additional Proceedings before five (5) days following the mediation expire. Any Disputing Party may, however, commence Additional Proceedings within the five (5) day period if the Dispute could be barred by an applicable statute of limitations.

         Section 18.11 Arbitration. The parties agree to participate in good faith in the ADR to its conclusion. If the Disputing Parties are not successful in resolving the dispute through the ADR, then the Disputing Parties agree that the dispute will be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction ("Additional Proceedings").

         Section 18.12 Mediation Fees; Disqualification. The mediator's fees and expenses will be shared equally by the Disputing Parties. The mediator will be disqualified as a witness,


                                      -29-
                                                                    Exhibit 10.4
consultant, expert, or counsel for any Disputing Party with respect to the Dispute and any related matters.

         Section 18.13 Confidentiality. Mediation is a compromise negotiation for purposes of Federal and State Rules of Evidence and constitutes privileged communication under Nevada law. The entire mediation process is confidential, and no stenographic, visual, or audio record will be made. All conduct, statements, promises, offers, views, and opinions, whether oral or written, made in the mediation's course by any Disputing Party, their agents, employees, representatives or other invitees and by the mediator are confidential and will, in addition and where appropriate, be deemed privileged. The conduct, statements, promises, offers, views, and opinions will not be discoverable or admissible for any purpose, including impeachment, in any litigation or other proceeding involving the parties, in accordance with Nevada Revised Statutes
Section 48.109. It will not be disclosed to anyone who is not a Manager, Member, or their agent, employee, expert, witness, or representative. Evidence otherwise discoverable or admissible is not, however, excluded from discovery or admission as a result of its use in the mediation.

         19.      MISCELLANEOUS PROVISIONS
                  ------------------------

         Section 19.1 Agreement to Perform Necessary Acts. Each Member agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

         Section 19.2 Amendments. This Agreement may be modified or amended at any time and from time to time as follows:

                  1. Amendments to this Agreement may be proposed by a Manager or by Members holding ten percent (10%) or more of the Company's total Membership Interests. Following such proposal, the Manager shall submit to the Members a verbatim statement of any proposed amendment, and the Manager shall include in any such submission a recommendation as to the proposed amendment. The Manager shall seek the written vote of the Members on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate in accordance with this Agreement. For purposes of obtaining a written vote, the Manager may require response within a reasonable specified time, but not less than fifteen (15) days, and failure to respond in such time period shall constitute a vote which is consistent with the Manager recommendation with respect to the proposal. A proposed amendment shall be adopted and be effective as an amendment hereto if it receives the affirmative vote or written consent of Members holding a majority of the Membership Interests.

                  2. Notwithstanding the foregoing, this Agreement shall not be amended without the consent of each Member adversely affected if such amendment would modify the limited liability of a Member or alter the Interest of a Member in Profits and Losses, or any Company distributions.

         Section 19.3 Notices. All notices or other communications required or permitted to be given under this Agreement shall be in writing and shall be (a) delivered personally, (b) sent via Federal Express (or via another comparable overnight messenger service), or (c) mailed, certified



                                      -30-
                                                                    Exhibit 10.4
or registered mail, return receipt requested, to the parties hereto at the addresses set forth in relation to the signature lines of this Agreement. Personally-delivered notices shall be deemed given upon actual personal delivery to the intended recipient. Notices sent via Federal Express (or via another comparable overnight messenger service) shall be deemed given on the business day immediately following the day of dispatch. Mailed notices shall be deemed given upon the earliest of three (3) business days after deposit into the United States Mail registered or certified, with postage fully-prepaid, or the date of actual receipt as evidenced by the return receipt. Notices and communications to Newgold and ASDi LLC will, unless another address is specified in writing, be sent to the addresses below:

                  Notices to Newgold:
                  400 Capitol Mall, Suite 900
                  Sacramento, CA 95814
                  Attention: James W. Kluber
                  Telecopy: 916-449-8259

                  Notices to ASDi LLC:
                  400 Capitol Mall, Suite 900
                  Sacramento, CA 95814
                  Attention: A. Scott Dockter
                  Telecopy: 916-449-8259


         Section 19.4 Binding Effect. Subject to the provisions hereof, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The parties hereto agree for themselves and for their successors and assigns, and their successors in interest, no matter how such succession in interest is acquired, to execute any instrument that may be necessary or proper to carry out all of the purposes and intentions of this Agreement. The Membership Interest of any successor to any party hereto that is not also a party hereto shall be treated hereunder as though it has continued and is continuing to be held by such party hereto for the purposes of determining the priorities of the rights of the parties hereto to purchase such Membership Interest under the terms of this Agreement.

         Section 19.5 Severability. If any sentence, paragraph, clause or combination of the same in this Agreement is held by a court of competent jurisdiction to be unenforceable in any jurisdiction, such sentence, paragraph, clause or combination shall be unenforceable in the jurisdiction where it is so held, and the remainder of this Agreement shall remain binding on the parties hereto in such jurisdiction as if such unenforceable provision had not been contained herein. The enforceability of such sentence, paragraph, clause or combination of the same in this Agreement otherwise shall be unaffected and shall remain enforceable in all other jurisdictions.

         Section 19.6 Governing Law. The validity, construction, interpretation and enforceability of this Agreement shall be determined and governed by the laws of the State of Nevada. Notwithstanding the foregoing, if any law or set of laws in the State of Nevada requires or otherwise dictates that the laws of another state or jurisdiction must be applied in any proceeding involving this Agreement, such Nevada law or set of laws shall be superseded by this




                                      -31-
                                                                    Exhibit 10.4

Section and the remaining laws of the State of Nevada nonetheless shall be applied in such proceeding.

         Section 19.7 Foreign Qualification. Before the Company qualifies to conduct business in any jurisdiction other than Nevada, the Manager will cause the Company to comply, to the extent procedures are available and those matters are reasonably within the Manager' control, with all requirements necessary to qualify the Company as a foreign limited liability company in that jurisdiction. At the Manager' request, each Member will execute, acknowledge, swear to, and deliver any and all certificates and other instruments conforming with this Agreement's terms that are necessary or appropriate to qualify, continue, and terminate the Company as a foreign limited liability company in all jurisdictions in which the Company may conduct business..

         Section 19.8 Federal Law Disclosure and Limitations. The Membership Interests have not been registered under federal or state securities laws. Membership Interests may not be offered for sale, sold, pledged, or otherwise transferred unless so registered, or unless an exemption from registration exists. The availability of any exemption from registration must be established by an opinion of counsel, whose opinion must be satisfactory to the Manager.

         Section 19.9      Tax Matters.

                  1. The Members acknowledge that the Company will be treated as a "partnership" for federal income tax purposes, and will be governed by the applicable provisions of Subchapter K, of Chapter 1 of the Code, as amended. All provisions of this Agreement shall be construed so as to preserve that tax status.

                  2. Within ninety (90) days after the end of each Fiscal Year, the Manager will cause to be delivered to each person who was a Member at any time during such Fiscal Year a Form K-1 and such other information, if any, with respect to the Company as may be necessary for the preparation of each Member's federal or state income tax (or information) returns, including a statement showing each Member's share of income, gain or loss, and credits for the Fiscal Year.

                  3. The Manager will designate a Member to act on behalf of the Company as the "tax matters partner" within the meaning of Section 6231(a)(7) of the Code. The Company shall indemnify and reimburse the Member designated as the tax matters partner for all reasonable expenses, including legal and accounting fees, claims, liabilities, losses and damages incurred in connection with any administrative or judicial proceeding with respect to the tax liability of the Members. The payment of all such expenses shall be made before any distributions are made to the Members hereunder, and before any discretionary reserves are set aside by the Manager. The taking of any action and the incurring of any expense by the Member designated as the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole discretion of such Member, and the provisions hereof limiting the liability of and providing indemnification for the Manager shall be fully applicable to the Member designated as the tax matters partner in his capacity as such.






                                      -32-
                                                                    Exhibit 10.4

         Section 19.10 Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument. Any signature page of this Agreement may be detached from any counterpart without impairing the legal effect of any signatures, and may be attached to another counterpart, identical in form, but having attached to it one or more additional signature pages. This agreement may be executed by signatures provided by electronic facsimile transmission (also known as "fax" copies), which facsimile signatures shall be as binding and effective as original signatures.

         Section 19.11 Headings, Gender and Number. Headings in this Agreement are included herein for the convenience of reference only and shall not define, limit, or otherwise constitute a part of this Agreement for any other purpose. Whenever required by the context of this Agreement, the singular shall include the plural and the plural shall include the singular. The masculine feminine, or neuter genders shall each include the others. All references to a period of days, months or years herein shall refer to calendar days, months or years, respectively, unless otherwise specifically stated.

         Section 19.12 Construction. The terms and conditions of this Agreement shall be construed as a whole according to their fair meaning and not strictly for or against any party. The parties acknowledge that each of them has reviewed this Agreement and has had the opportunity of having their attorneys review this Agreement. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or of any of its exhibits or amendments.

         Section 19.13 Waiver. No waiver of any breach of default of this Agreement by any party hereto shall be considered to be a waiver of any other breach or default of this Agreement.

         Section 19.14 Attorney's Fees. If any party brings an action or proceeding (including any cross-complaint, counterclaims, or third-party claim) against any other party by reason of a default by the other party or otherwise arising out of this Agreement, the non-prevailing party shall pay to the prevailing party in such action or proceeding all of the prevailing party's costs and expenses of suit (including the costs and expenses of enforcing any judgment or settlement), including reasonable attorney's fees, which shall be payable whether or not such action is prosecuted to judgment. "Prevailing party" within the meaning of this Section 19.14 includes a party who dismisses an action for recovery hereunder in exchange for payment of the sums allegedly due, performance of covenants allegedly breached, or consideration substantially equal to the relief sought in the action.

         Section 19.15 Creditors. No provision of this Agreement will be for the benefit of or enforceable by any creditors of the Company or other third parties.

         Section 19.16 Offset. Whenever the Company is to pay any sum to any Member, any amounts that Member owes the Company may be deducted from that sum before payment.

         Section 19.17 Disclosure. Each Member and Manager acknowledges that he, she, or it:


                                      -33-
                                                                    Exhibit 10.4

                  1. was urged in advance by the Attorney who prepared this Agreement to secure separate independent legal counsel in connection with signing and making this Agreement and its effect upon each of them and their marital property;

                  2. has carefully read and understood this Agreement;

                  3. understands that his or her marital rights in real property may be adversely affected by this Agreement;

                  4. is signing and making this Agreement voluntarily;

                  5. has been provided a fair and reasonable disclosure of the property and financial obligations of the Company; and

                  6. voluntarily and expressly waives in this writing any right to disclosure of the nature and extent of any Company property and financial obligations, and the other Member's assets and financial obligations beyond the disclosure provided.

         Section 19.18 Complete Agreement. This Agreement and the Articles of Organization constitute the complete and exclusive statement among the Members and Manager with respect to the subject matter contained therein. This Agreement and the Articles of Organization supersede all prior agreements by and among the Members and Manager.

         20.      DEFINITIONS
                  -----------

                  Capitalized words and phrases used in this Agreement shall have the following meanings:

         Section 20.1 The Act: "The Act" shall mean Chapter 86 of Nevada Revised Statutes, or any corresponding provisions of succeeding law.

         Section 20.2 Additional Proceedings: "Additional Proceedings" shall have the meaning set forth in Section 18.11.

         Section 20.3 Agreement: "Agreement" means this Operating Agreement as amended from time to time.

         Section 20.4 Code: "The Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any corresponding provisions of succeeding law.

         Section 20.5 Company: "Company" shall mean the limited liability company governed under this Agreement, as constituted or amended.

         Section 20.6 Default Interest Rate: "Default Interest Rate" means the rate per annum equal to the Wall Street Journal prime rate as quoted in the Wall Street Journal's money rates section, which is also the base rate on corporate loans at large United States money center




                                      -34-
                                                                    Exhibit 10.4
commercial banks, as its prime commercial or similar reference interest rate, with adjustments to be made on the same date as any change in the rate.

         Section 20.7 Delinquent Member: "Delinquent Member" means a Member who fails to make a required capital contribution under Article 9.

         Section 20.8 Determination Date: "Determination Date" means the date on which notice is given to purchase an Interest under Section 14.2 or Section 14.5.

         Section 20.9 Dispute: "Dispute" means a dispute among the Members or Manager, or between one or more Members and one or more Manager, arising under this Agreement.

         Section 20.10 Distributable Cash: "Distributable Cash" means, at the time of determination for any period (on the cash receipts and disbursements method of accounting), all Company cash derived from the conduct of the Company's business, including distributions from entities owned by the Company, cash from operations or investments, and cash from the sale or other disposition of Company property, other than:

                  1. capital contributions with interest earned pending its utilization;

                  2. financing or other loan proceeds;

                  3. reserves for working capital; and

                  4. other amounts that the Manager reasonably determine needs to be retained by the Company in accordance with the Manager' discretion.

         Section 20.11 Effective Date: "Effective Date" means the effective date of this Agreement as determined under Article 1.

         Section 20.12 Initiating Party: "Initiating Party" means a Member or Manager who initiates alternative dispute resolution procedures under Article 18.

         Section 20.13 Interest: "Interest" means a Membership Interest or the interest of an assignee upon the transfer of a Membership Interest without the Transferee's being admitted to the Company as a Member. The owner of an Interest shall have the right to an allocative share of the economic benefits of the Company, including Net Profits, Net Losses, and distributions. With respect to Members, an Interest shall also include the right to vote on matters as to which the Agreement requires or permits Members to vote. A Transferee or assignee who is not admitted as a substitute Member shall have no voting rights.

         Section 20.14 Interest Holder: "Interest Holder" means the holder of any Interest or Membership Interest in the Company.

         Section 20.15 Lending Member: "Lending Member" means a Member who advances all or any portion of a Delinquent Member's capital contribution that is in default.




                                      -35-
                                                                    Exhibit 10.4

         Section  20.16  Manager:   "Manager"  means  the  Member,  Members,  or
Nonmember(s) who are referred to as the Manager(s) in Article 5 hereof, or any successor or successors thereto.

         Section 20.17 Member: "Member" means any holder of a Membership Interest in the Company who has become a Member pursuant to the terms of this Agreement, but does not include an Assignee who has not become a substitute Member.

         Section 20.18 Membership Interest: "Membership Interest" shall mean the respective right of a Member to an allocative share of the economic benefits of the Company, including Net Profits, Net Losses, and distributions, in accordance with the percentage interests set forth at Section 9.2 and with respect to Members, the right to vote on matters as to which the Agreement requires or permits Members to vote.

         Section 20.19 Net Losses: "Net Losses" means the net loss of the Company, computed in accordance with Code Section 703, applied consistently with prior periods.

         Section 20.20 Net Profits: "Net Profits" means the net income of the Company, computed in accordance with Code Section 703, applied consistently with prior periods.

         Section 20.21 Qualified Appraiser: "Qualified Appraiser" means an appraiser who is qualified to perform business appraisals of limited liability companies and ownership interests therein.

         Section 20.22 Payment Terms: "Payment Terms" means the terms for payment of an Interest acquired by the Company or one or more Members under
Article 14, as set forth in Section 14.7.

         Section  20.23  Procedure:   "Procedure"  means   alternative   dispute
resolution procedures as set forth in Article 18.

         Section 20.24 Purchase Price: "Purchase Price" means the price for the acquisition of an Interest by the Company or one or more Members under Article 14, as set forth in Section 14.6.

         Section 20.25 Regulations: "Regulations" shall mean the regulations issued by the U.S. Treasury Department under the Code.

         Section 20.26 Responding Party: "Responding Party" means a Member or Manager responding to alternative dispute resolution procedures initiated by an Initiating Party.

         Section 20.27 Transferee: "Transferee" means a third person or entity to whom a Transferring Member sells, transfers, encumbers, assigns, or otherwise disposes of all or any part of the Member's Interest in the Company.

         Section 20.28 Transferring Member: "Transferring Member" means a Member who voluntarily sells, transfers, encumbers, assigns, or otherwise disposes of all or any part of the Member's Interest in the Company to any third person or entity.



                                       -36-
                                                                    Exhibit 10.4

         Section 20.29 Valuation Date: "Valuation Date" means the date for determining the value of an Interest to be acquired by the Company or one or more Members under Article 14.




                   [REMAINDER OF PAGE INTENTIALLY LEFT BLANK]

















































                                      -37-
                                                                    Exhibit 10.4

         IN WITNESS WHEREOF, the parties hereto have duly executed this Operating Agreement as of the ninth day of February, 2006.


                                  Acceptance and Approval By Members:

                                  NEWGOLD, INC.


                                  By: /s/ JAMES W. KLUBER
                                     -------------------------------------------
                                     James W. Kluber
                                     Its: Chief Financial Officer

                                  ASDi LLC


                                  By: /s/ A. SCOTT DOCKTER
                                     -------------------------------------------
                                     A. Scott Dockter
                                     Its: Manager




                                  Acceptance and Approval By Manager:

                                  NEWGOLD, INC.


                                  By: /s/ JAMES W. KLUBER
                                     -------------------------------------------
                                     James W. Kluber
                                     Its: Chief Financial Officer























                                      -38-
                                                                    Exhibit 10.4

           Exhibit A to Operating Agreement of Crescent Red Caps, LLC
                                  Mining Claims























































                                      -39-
                                                                    Exhibit 10.4

           Exhibit B to Operating Agreement of Crescent Red Caps, LLC
        Red Caps Lease Agreement between ASDi LLC and Sam Bida, the Leon
                   Belaustegui Trust, et al dated May 16, 2003





















































                                      -40-
                                                                    Exhibit 10.4

           Exhibit C to Operating Agreement of Crescent Red Caps, LLC Crescent Valley Lease Agreement between ASDi LLC and Sam Bida, the Leon
                Belaustegui Trust, et al dated September 3, 2003






















































                                      -41-
                                                                    Exhibit 10.4